                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant |X| Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant toss.240.14a-12


                                CFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

        1)   Title of each class of securities to which transaction applies:

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        2)   Aggregate number of securities to which transaction applies:

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        3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4)   Proposed maximum aggregate value of transaction:

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        5)   Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1)   Amount Previously Paid:

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        2)   Form, Schedule or Registration Statement No.:

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        3)   Filing Party:

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        4)   Date Filed:

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

[CFS logo]

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-9990

                                                                  March 28, 2003

Dear Stockholder:

     You are cordially invited to attend the fifth Annual Meeting of Stockholders of CFS Bancorp, Inc. The meeting will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 29, 2003 at 10:00 a.m. CDT. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in CFS Bancorp, Inc. are sincerely appreciated.

                                          Best regards,

                                          /s/ Thomas F. Prisby

                                          Thomas F. Prisby
                                          Chairman of the Board and
                                          Chief Executive Officer

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-9990

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 2003

                               ------------------

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders ("Annual Meeting") of CFS Bancorp, Inc. ("Company") will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 29, 2003 at 10:00 a.m. CDT for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect three directors for three-year terms expiring in 2006, and until their successors are elected and qualified;

          (2) To consider and approve the adoption of the 2003 Stock Option
     Plan;

          (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors fixed March 7, 2003 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary

Munster, Indiana
March 28, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                               CFS BANCORP, INC.

                               ------------------

                                PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 29, 2003

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of CFS Bancorp, Inc. ("Company"), the parent holding company of Citizens Financial Services, FSB ("Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from the mutual to stock form and the related public offering of the Common Stock in July 1998 ("Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 29, 2003 at 10:00 a.m. CDT and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 28, 2003.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein; "FOR" the adoption of the 2003 Stock Option Plan; "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal 2003; and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company (Monica F. Sullivan, Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321) written notice thereof; (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record at the close of business on March 7, 2003 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 12,289,297 shares of Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

     Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of common stock represented at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy and entitled to vote is required to adopt the 2003 Stock Option Plan and ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. However, because of the vote required to adopt the 2003 Stock Option Plan and ratify the appointment of the independent auditors, abstentions will have the effect of a vote against such proposals. Under rules of the New York Stock Exchange, each of the proposals being considered at the Annual Meeting is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. There are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for three-year terms expiring in 2006, and until their successors are elected and qualified.

     No director, executive officer or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than Mr. James Prisby and Mr. Thomas Prisby, who are brothers. Each of the nominees currently serves as director of the Company and the Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following table presents information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. Ages are reflected as of March 7, 2003.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2006

                                                      PRINCIPAL OCCUPATION DURING           DIRECTOR
NAME                                    AGE               THE PAST FIVE YEARS                SINCE
----                                   ------         ---------------------------        --------------
Gene Diamond.........................    50     Director of the Bank since 1994;              1998
                                                appointed in 2003 as Regional Chief
                                                Operating Officer of St. Margaret Mercy
                                                Healthcare Centers located in Hammond
                                                and Dyer, St. Anthony Medical Centers
                                                in Crown Point and St. Anthony Memorial
                                                Health Centers of Michigan City,
                                                Indiana; previously served as President
                                                and Chief Executive Officer of St.
                                                Margaret Mercy Healthcare Centers
                                                located in Hammond and Dyer from 1993
                                                to 2003.
James W. Prisby......................    52     Director of the Bank since 1977; Vice         1998
                                                Chairman, President and Chief Operating
                                                Officer of the Company since 1998 and
                                                of the Bank since 1996; previously,
                                                Executive Vice President of the Bank
                                                from 1993 to 1996 and Corporate
                                                Secretary of the Bank from 1977 to
                                                1996. Mr. Prisby joined the Bank in
                                                1974 as internal auditor.
Charles R. Webb......................    61     Director of the Bank since 2002;              2002
                                                currently retired; Mr. Webb was the
                                                founder and Chief Executive Officer of
                                                Charles Webb & Co., from 1989 to 1996,
                                                when the company was acquired by Keefe,
                                                Bruyette & Woods, Inc., where Mr. Webb
                                                served as Executive Vice President
                                                until his retirement in 2000.

DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2005

                                                         PRINCIPAL OCCUPATION DURING            DIRECTOR
                NAME                    AGE                  THE PAST FIVE YEARS                 SINCE
                ----                   ------            ---------------------------            --------
Sally A. Abbott......................    68     Director of the Bank since 1986; currently        1998
                                                retired; Ms. Abbott retired from the Bank as a
                                                Vice President in 1994.
Gregory W. Blaine....................    54     Director of the Bank since 1998; consultant to    1998
                                                and former Chairman and Chief Executive
                                                Officer of TN Technologies; Mr. Blaine served
                                                in various capacities with True North
                                                Communication, Inc., the parent of TN
                                                Technologies, from 1979 to 1998, including
                                                director of Global Operating Systems and as a
                                                member of the Board from 1990 to 1997.
Thomas J. Burns......................    69     Director of the Bank since 1994; Mr. Burns has    1998
                                                operated Burns-Kish Funeral Homes, Hammond,
                                                Indiana since 1954.

DIRECTORS WITH A TERM EXPIRING IN 2004

Thomas F. Prisby.....................    61     Chairman of the Board and Chief Executive         1998
                                                Officer of the Company since 1998 and of the
                                                Bank since 1996; previously, Mr. Prisby served
                                                as the President and Chief Operating Officer
                                                of the Bank from 1989 to 1996. Mr. Prisby
                                                joined the Bank in 1982 as Executive Vice
                                                President.
Frank D. Lester......................    62     Director of the Bank since 2000; President of     2001
                                                Union Tank Car, Chicago, Illinois since 1999;
                                                previously President of Procor, Inc., Toronto,
                                                Canada from 1994 to 1999.

     Set forth below is information with respect to the principal occupations during the last five years for the most highly compensated executive officer of the Company and the Bank who does not serve as a director of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     John T. Stephens. Age 58. Mr. Stephens currently serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Stephens has also served as Executive Vice President, Chief Financial Officer and Treasurer of the Bank since 1993, as well as director of the Bank since 1986. Mr. Stephens joined the Bank in 1983 as Senior Vice President, Chief Financial Officer and Treasurer.

STOCKHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder with respect to the Annual Meeting must have been delivered or received no later than the close of business on November 28, 2002. No such nominations by stockholders were received.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the officers, directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock, except for the CFS Bancorp, Inc. Employee Stock Ownership Plan Trust, which owns 11.1% of the shares outstanding of the Common Stock of the Company.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal year 2002, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

MEETINGS OF THE BOARD OF THE COMPANY

     During the fiscal year ended December 31, 2002, the Board of Directors of the Company met ten times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods for which he or she served.

COMMITTEES

     The Board of Directors of the Company has established a Nominating Committee, an Audit Committee and a Compensation and Benefits Committee ("Compensation Committee"), among others. Nominations for director of the Company were made by the Nominating Committee. The Nominating Committee is comprised solely of independent members of the Board of Directors of the Company. Members of the Nominating Committee are Mr. Diamond, who is chairman, and Messrs. Burns and Lester. The Nominating Committee met two times in fiscal 2002.

     The Audit Committee is composed solely of independent members of the Board of Directors of the Company. In addition, all members of the Audit Committee are required to be financially literate, and at least one member must have accounting or related financial management experience. In addition, one member has been identified as an "audit committee financial expert" as defined by rules adopted by the SEC. The Audit Committee reviews with management and the independent auditors the systems of internal control, monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles and reviews the records and affairs of the Company and its financial condition. On January 24, 2000, the Company adopted an Audit Committee Charter, which was subsequently amended on May 15, 2000, and then again on October 28, 2002. A copy of the Audit Committee Charter is attached hereto as Appendix A. The current members of the Audit Committee are Mr. Blaine, who is Chairman, and Messrs. Lester and Webb. The Audit Committee met four times in fiscal 2002.

     The Compensation Committee is comprised of at least three directors, each of whom is independent of management and the Company. Members of the Compensation Committee are considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Compensation Committee members are required to be financially literate, and at least one member has large-company experience in the areas of human resources and compensation management. During fiscal 2002, the members of the Compensation Committee were Mr. Diamond, who is Chairman, Messrs. Blaine and Burns. No member of the Compensation Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. The Compensation Committee met five times in 2002.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Audit Committee is composed solely of directors who are independent as defined by The Nasdaq Stock Market, Inc. listing requirements. The Audit Committee is governed by the previously described Audit Committee Charter which specifies, among other things, the scope of the Audit Committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Audit Committee include selecting and overseeing all activities of the accounting firm to be engaged as the Company's independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Stockholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

                                          Respectfully submitted,

                                          Gregory W. Blaine (Chairman)
                                          Frank D. Lester
                                          Charles R. Webb

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee has been established by the Board of Directors in order to assist in the development and oversight of human resources policies, compensation policies, incentive plans, stock benefit programs and other employee compensation and benefits issues. The Compensation Committee also establishes policies regarding compensation of the Company's executive officers and, pursuant to such policies, makes recommendations to the full Board of Directors for compensation of and benefits to the Company's executive officers.

     The Compensation Committee members recognize that the Company must attract, retain and motivate management to achieve performance goals that reward them for outstanding performance while serving the financial interests of the Company and its stockholders. In determining executive compensation levels, the Compensation Committee seeks to establish salary and bonus levels which will attract and retain qualified executives when considered with other components of the Company's compensation structure. The Committee also considers specific annual performance criteria and looks to create compensation plans that reward executive officers for continuous improvement in those areas which contribute to increases in stockholder value. The level of any salary increase is based upon an executive's job performance over the year in conjunction with the Company's goals of profitability, growth, and customer satisfaction. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

     To do so, the Company must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for the Company's executives is primarily banks and thrifts of a similar asset size located throughout the midwestern United States.

     The Company's compensation philosophy is to provide its executives, including the Chairman and Chief Executive Officer ("CEO"), with conservatively competitive base salaries along with performance-based annual and long-term incentives which provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company targets total compensation to be competitive (at least the 50(th) percentile) when measured against a range of selected comparable companies, including financial institutions in the Company's size range. Executive compensation is comprised of base salary, short and long-term incentives, as well as deferred compensation.

     In considering the compensation levels for officers of the Company and the Bank, the Compensation Committee reviewed total compensation levels of executives in comparable positions at selected similar institutions and recommended to the Board of Directors base and total compensation amounts for each executive based on such review, among other factors, using a regression formula based on the Company's asset size. To assist the Compensation Committee, an independent compensation consultant was retained to prepare a compensation analysis and compile recent compensation data from various sources, including the ECS Financial Institutions Benchmark Compensation Survey, the BAI Bank Cash Compensation Survey, and the disclosed compensation data from proxy statements for selected peer group organizations.

     Mr. Thomas Prisby's compensation base salary is deemed appropriate and equitable based on:

     - the Bank's progress towards its long-term strategic plan of transforming its asset mix and business model from that of a traditional thrift to that of a community bank;

     - the Bank's maintenance of capital at adequate levels in excess of regulatory requirements and its continuing application of sound lending policies;

     - the selection, recruitment and development of the executive staff of the Bank;

     - the Bank's successful opening of two new branches, relocation of another branch, and overall branch evaluation strategies;

     - the Bank's success in its tax expense reduction efforts; and

     - the successful disposition of non-core business units.

     While each of the factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight.

     The Compensation Committee also is responsible for administering awards granted pursuant to the Company's 1998 Stock Option Plan. Under the 1998 Stock Option Plan, the Compensation Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be granted as incentive or compensatory options (in case of options to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. During fiscal 2002, 22 individuals were granted aggregate options on 159,300 shares, 75,250 options were exercised, and 33,980 options were cancelled, leaving a total of 29,815 shares remaining available for issuance under the 1998 Stock Option Plan as of year end. Awards to the Company's executive officers are reviewed by the Company's compensation consultants and other professionals, including the Company's accountants and attorneys, as to propriety and reasonableness as compared to historical levels of grants within the financial services industry.

     Base pay levels for Messrs. Thomas Prisby, James Prisby, and Stephens were adjusted by 3.0%, 3.0%, and 3.0%, respectively, effective June 1, 2002. Messrs. Thomas Prisby, James Prisby, and Stephens were granted options on 20,000, 20,000, and 10,000 shares, respectively, in fiscal 2002.

     In September 2000, the Bank purchased split dollar whole life insurance policies for the benefit of Messrs. Thomas Prisby and James Prisby. The policies were issued in their names, but the Bank agreed to pay all premiums as required until they terminate their employment or retire from the Bank. As a part of such agreement, the executives assigned to the Bank their interest in the policies to the extent of the cash surrender value and death benefit thereof equal to the premiums paid. Upon their death, any proceeds remaining, after reimbursing the Bank for the total amount of premiums paid, were to be paid to their beneficiaries under the policies. This plan was terminated and the policies cancelled in 2002.

     Officers, key employees and directors of the Company who are selected by the Compensation Committee are eligible to receive benefits under the 1998 Recognition and Retention Plan ("Recognition Plan"). During fiscal 2002, there were no awards made under the Recognition Plan.

                                          Respectfully submitted,

                                          Gene Diamond (Chairman)
                                          Gregory W. Blaine
                                          Thomas J. Burns

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of the Company's and Bank's employees are made by the Compensation Committee of the Board of Directors, who are all independent directors. Messrs. Blaine, Burns and Diamond are the current members of the Compensation Committee and also serve as directors of the Bank.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the fiscal years ended December 31, 2002, 2001 and 2000 to the Chairman and Chief Executive Officer and the two highest paid executive officers of the Bank and its subsidiaries, whose total annual compensation during fiscal 2002 exceeded $100,000. The named executive officers do not receive separate compensation from the Company.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL COMPENSATION                              LONG TERM COMPENSATION
                                  -------------------------------------------------------------------------------------------------
                                                                                          AWARDS                 PAYOUTS
                                                                   OTHER    -------------------------------------------------------
                                                                  ANNUAL                     SECURITIES                  ALL OTHER
       NAME AND                                                COMPENSATION    RESTRICTED    UNDERLYING       LTIP     COMPENSATION
  PRINCIPAL POSITION        YEAR       SALARY       BONUS(1)      (2)(3)          STOCK        OPTIONS       PAYOUTS      (4)(5)
-----------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby          2002      $329,932       $51,238     $ 26,861          --           20,000         --        $ 98,725
  Chairman and Chief        2001      $328,920       $35,985     $ 50,184          --           35,000         --        $103,119
  Executive Officer         2000      $322,809       $63,737     $ 49,559          --           35,000         --        $ 50,272
-----------------------------------------------------------------------------------------------------------------------------------
  James W. Prisby           2002      $300,527       $46,665     $  2,619          --           20,000         --        $ 80,966
  President and Chief       2001      $290,016       $32,405     $ 23,884          --           30,000         --        $ 87,210
  Operating Officer         2000      $277,524       $56,133     $ 33,135          --           30,000         --        $ 45,134
-----------------------------------------------------------------------------------------------------------------------------------
  John T. Stephens          2002      $220,598       $30,904        --             --           10,000         --        $ 72,673
  Executive Vice            2001      $214,992       $21,820     $ 13,045          --           20,000         --        $ 70,019
  President and Chief       2000      $209,333       $37,965     $ 14,291          --           10,000         --        $ 36,127
  Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


---------------
(1) Represents bonuses earned during the fiscal year which may have been paid in part the following year.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each individual.

(3) Reflects the payment of cash or deferred supplemental retirement benefits ("SERP") in the amount equal to the difference between the benefits that would be payable under the Bank's retirement plans for that fiscal year, but for the limitation set forth in the Internal Revenue Code of 1986, as amended ("Code"), with respect to includable compensation and the maximum benefit payable under the Bank's retirement plans. Includable compensation does not include SERP payments or Recognition Plan benefits.

(4) For fiscal 2002, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $5,500, $5,500, and $5,500, for the accounts of Messrs. Thomas Prisby, James Prisby, and Stephens, respectively; contributions to the Bank's defined benefit plan of $25,000, $14,000, and $20,700 for the benefit of Messrs. Thomas Prisby, James Prisby, and Stephens, respectively; $39,625, $39,625, and $39,525, allocated on behalf of Messrs. Thomas Prisby, James Prisby and Stephens, respectively, pursuant to the Company's Employee Stock Ownership Plan ("ESOP"); and $28,600, $21,841 and $6,948 allocated to Messrs. Thomas Prisby, James Prisby and Stephens, respectively, pursuant to an excess benefit plan for amounts not allocated under the ESOP due to limits under the Code ("ESOP SERP").

(5) For fiscal 2001 includes amounts allocated to Messrs. Thomas Prisby, James Prisby and Stephens which were not determined in time to be included in the previous proxy statement.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the fiscal year ended December 31, 2002.


                                   OPTION GRANTS IN LAST FISCAL YEAR                GRANT DATE
                                           INDIVIDUAL GRANTS                          VALUE
                          NUMBER OF
                          SECURITIES
                          UNDERLYING     % OF TOTAL
                           OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION      GRANT DATE
                  NAME    GRANTED(1)    TO EMPLOYEES     PRICE(2)      DATE      PRESENT VALUE(3)
-------------------------------------------------------------------------------------------------------
     Thomas F. Prisby       20,000         12.8%          $13.49     2/18/12         $ 79,000
-------------------------------------------------------------------------------------------------------
     James W. Prisby        20,000         12.8%           13.49     2/18/12           79,000
-------------------------------------------------------------------------------------------------------
     John T. Stephens       10,000          6.4%           13.49     2/18/12           39,500

---------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk-free interest rate was assumed to be 3.6%, the expected volatility to be 30.2%, and the expected dividend yield to be 2.8%.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2002 and options held at December 31, 2002.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

------------------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------  -------------------------------------
                        NUMBER OF SHARES        VALUE          NUMBER OF UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN-THE-MONEY
                          ACQUIRED UPON        REALIZED                 AT YEAR END                   OPTIONS AT YEAR END(*)
                           EXERCISE OF           UPON      ------------------------------------   ------------------------------
        NAME                 OPTIONS           EXERCISE       EXERCISABLE       UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
   ------------------------------------------------------------------------------------------  -------------------------------------
  Thomas F. Prisby        --                     --          147,000               153,000         $644,350           $584,600
------------------------------------------------------------------------------------------------------------------------------------
  James W. Prisby         --                     --          117,000               128,000          513,600            477,600
------------------------------------------------------------------------------------------------------------------------------------
  John T. Stephens        --                     --           80,000                80,000          345,000            298,100
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

---------------
*   Based on a per share market price of $14.30 at December 31, 2002.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2002.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                    NUMBER OF SHARES                          SHARES REMAINING
                                   TO BE ISSUED UPON                        AVAILABLE FOR FUTURE
                                    THE EXERCISE OF      WEIGHTED-AVERAGE    ISSUANCE (EXCLUDING
                                  OUTSTANDING OPTIONS,    EXERCISE PRICE     SHARES REFLECTED IN
                                  WARRANTS AND RIGHTS     OF OUTSTANDING      THE FIRST COLUMN)
           PLAN CATEGORY                (1)(2)               OPTIONS               (3)(4)
------------------------------------------------------------------------------------------------
  Equity Compensation Plans
  Approved by Security Holders         1,797,968              $10.21              299,065
------------------------------------------------------------------------------------------------
  Equity Compensation Plans Not
  Approved by Security Holders            --                    --                   --
------------------------------------------------------------------------------------------------
  Total                                1,797,968              $10.21              299,065
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

---------------
(1) Includes 133,168 shares assumed in the merger with SuburbFed Financial Corp.

(2) Includes 1,664,800 outstanding options granted under the 1998 Stock Option Plan to 278 individuals.

(3) Includes 248,000 awarded but unvested restricted stock awards and 21,250 shares available to be granted under the Recognition Plan.

(4) Includes 29,815 shares remaining available for issuance under the 1998 Stock Option Plan.

EMPLOYMENT AGREEMENTS

     In connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank, the Company and the Bank ("Employers") entered into employment agreements with each of Messrs. Thomas Prisby, James Prisby and Stephens ("Executives"), which agreements superseded existing employment agreements with such persons. The Employers agreed to employ each of the Executives for a term of three years, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The employment agreements are reviewed annually by the Boards of Directors of the Employers. The term of each of the Executives' employment agreements is extended daily for a successive additional one-day period unless the Employers provide notice not less than 60 days prior to such date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the Employers. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employers or the Employers change the Executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a change in control of the Company, as defined, the Executive will be entitled to a cash severance amount equal to three times his average annual compensation, as defined, plus an amount to reimburse the Executive for certain tax obligations per Section 280G of the Code.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers of the Company and/or the Bank in the future.

DIRECTORS' COMPENSATION

     Members of the Board do not receive an annual retainer. Members of the Company's Board of Directors receive $500 per Board meeting attended. Members of the Bank's Board of Directors receive $1,500 per Board meeting attended. Board members also receive $350 per Compensation Committee meeting attended, $200 per Executive Committee meeting attended, $300 per Audit Committee meeting attended, and $100 per Nominating Committee attended. Members of the Board are also compensated for transportation costs to attend Board meetings. Messrs. Thomas Prisby, James Prisby and Stephens are not compensated for attending Bank or Company Board Meetings, or for attending Bank or Company Committee meetings. Board fees are subject to periodic adjustment by the Board of Directors.

RETIREMENT PLAN

     The Bank maintains a non-contributory, tax-qualified defined benefit pension plan ("Retirement Plan") for eligible employees. All salaried employees age 21 or older who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above, equal to 1.5% of the participant's final average compensation (highest average annual compensation during 60 consecutive calendar months) multiplied by the participant's years (and any fraction thereof) of eligible employment. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Retirement Plan trustee.

     The Retirement Plan benefits were frozen effective March 1, 2003. Although no further benefits will accrue while the freeze remains in place, the freeze does not reduce the benefits accrued to that date.

     The following table illustrates the annual benefit payable upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan.

                                                          YEARS OF SERVICE (1)(2)
                                              ------------------------------------------------
REMUNERATION                                    15        20        25        30         35
------------                                  -------   -------   -------   -------   --------
$ 80,000....................................  $18,000   $24,000   $30,000   $36,000   $ 42,000
 100,000....................................   22,500    30,000    37,500    45,000     52,500
 120,000....................................   27,000    36,000    45,000    54,000     63,000
 140,000....................................   31,500    42,000    52,500    63,000     73,500
 160,000....................................   36,000    48,000    60,000    72,000     84,000
 180,000....................................   40,500    54,000    67,500    81,000     94,500
 200,000....................................   45,000    60,000    75,000    90,000    105,000

---------------

(1) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits. There are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on July 1, 2002, the average final compensation used to compute benefits under the Retirement Plan did not exceed $200,000 in accordance with the Code (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through cash payments made annually to each officer affected by such limitation. For the fiscal year of the Retirement Plan beginning on July 1, 2002, the maximum annual benefit payable under the Retirement Plan was $145,455 (as adjusted for subsequent years pursuant to Code provisions). The maximum years of service credited for benefit purposes is not limited.

     The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of June 30, 2002, the end of the 2001 plan year, for each of the executive officers named in the Summary Compensation Table.

                                                               YEARS OF       AVERAGE ANNUAL
                                                           CREDITED SERVICE    EARNINGS(1)
                                                           ----------------   --------------
Thomas F. Prisby.........................................         19             $164,000
James W. Prisby..........................................         27             $164,000
John T. Stephens.........................................         18             $164,000

---------------

(1) Reflects effect of limitation of the amount of compensation that may be used in calculating benefits under the provisions of the Code.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Section 402 of the Sarbanes-Oxley Act of 2002, which became law on July 30, 2002, amends Section 13 of the Securities Exchange Act of 1934 to prohibit public companies from making or arranging many types of personal loans, directly or indirectly, to their directors and executive officers. Section 402, however, exempts loans made or maintained by FDIC-insured banks and thrift, if the loans are otherwise permitted under existing insider-lending restrictions applicable to banks.

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution, (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and (iii) does not involve more than the normal risk of repayment or present other unfavorable features.

PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock, the Standard & Poor's 500 Index ("S&P 500") and the Nasdaq Bank Index from the close of trading on July 24, 1998, the date the Common Stock commenced trading, to the close of trading on December 31, 2002.

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

---------------------------------------------------------------------------------------------------------------
             Index       07/24/98       12/31/98       12/31/99       12/31/00       12/31/01       12/31/02
---------------------------------------------------------------------------------------------------------------
 CFS Bancorp, Inc.        100.00          88.77          84.80         101.21         139.96         142.49
---------------------------------------------------------------------------------------------------------------
 S&P 500                  100.00         108.47         131.29         119.34         105.16          81.92
---------------------------------------------------------------------------------------------------------------
 Nasdaq Bank Index        100.00          87.50          82.39          97.01         109.18         116.70
---------------------------------------------------------------------------------------------------------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company, and (iv) all directors, director nominees and executive officers of the Company as a group.

                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                      OWNERSHIP AS OF       PERCENT OF
OR NUMBER OF PERSONS IN GROUP                                MARCH 7, 2003 (1)    COMMON STOCK(2)
-----------------------------                                -----------------    ---------------
CFS Bancorp, Inc. .........................................      1,369,209(3)           11.1%
Employee Stock Ownership Plan Trust
707 Ridge Road
Munster, Indiana 46321

Directors and Director Nominees:

Sally A. Abbott............................................         46,918(4)(5)           *
Gregory W. Blaine..........................................         34,750(6)              *
Thomas J. Burns............................................         30,417(7)              *
Gene Diamond...............................................         73,437(8)              *
Frank D. Lester............................................          5,556(9)              *
James W. Prisby............................................        432,557(4)(10)        3.5%
Thomas F. Prisby...........................................        401,014(4)(11)        3.2%
Charles R. Webb............................................          2,000                 *

Other Executive Officers:

John T. Stephens...........................................        268,787(4)(12)        2.2%

All directors, director nominees, and executive officers of
  the Company as a group (nine persons)....................      1,295,436(13)          10.1%

---------------
  *  Represents less than 1% of the outstanding stock.

 (1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

 (2) Percentages are calculated on the basis of the amount of outstanding shares plus all options exercisable within 60 days of March 7, 2003 for each individual and for all directors and executive officers as a group.

 (3) The Employee Stock Ownership Plan Trust was established by an agreement between the Company and Messrs. James Prisby and Stephens and Ms. Janice S. Dobrinich, Senior Vice President -- Human Resources for the Bank, who act as trustees of the ESOP ("Trustees"). Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and

                                         (Footnotes continued on following page)
     against each proposal by the participants and beneficiaries. As of December 31, 2002, 533,744 shares held by the ESOP had been allocated to the accounts of participating employees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

 (4) Includes with respect to Ms. Abbott and Messrs. James Prisby, Thomas Prisby and Stephens 9,078, 41,120, 45,883 and 26,185 shares, respectively, held by a trust established by the Company to fund its obligations with respect to deferred supplemental retirement benefits. Ms. Abbott and Messrs. James Prisby, Thomas Prisby and Stephens each disclaim beneficial ownership of such shares except to the extent of their personal pecuniary interests therein.

 (5) Includes 11,200 shares subject to stock options exercisable within 60 days of March 7, 2003, 6,400 shares held in the Recognition Plan allocated to Ms. Abbott and 20,240 shares held in an individual retirement plan for Ms. Abbott.

 (6) Includes 11,200 shares subject to stock options exercisable within 60 days of March 7, 2003, 5,400 shares held in the Recognition Plan allocated to Mr. Blaine and 50 shares held by Mr. Blaine's children living at his home.

 (7) Includes 11,200 shares subject to stock options exercisable within 60 days of March 7, 2003, 6,400 shares held in the Recognition Plan allocated to Mr. Burns, 2,217 shares held in an individual retirement plan for Mr. Burns, and 1,000 shares owned by Mr. Burns' spouse.

 (8) Includes 45,000 shares held jointly with Mr. Diamond's spouse, 11,200 shares subject to stock options exercisable within 60 days of March 7, 2003, 6,400 shares held in the Recognition Plan allocated to Mr. Diamond and 1,237 shares held in an individual retirement plan for Mr. Diamond.

 (9) Includes 4,800 shares subject to stock options exercisable within 60 days of March 7, 2003 granted to Mr. Lester.

(10) Includes 160,000 shares subject to stock options exercisable within 60 days of March 7, 2003, 44,000 shares held in the Recognition Plan allocated to Mr. James Prisby, 11,609 shares allocated to him pursuant to the ESOP, 33,789 shares held in the Bank's 401(k) profit sharing plan, 66,773 shares held in a trust for which Mr. James Prisby is the trustee and sole beneficiary, 23,000 shares held by Mr. James Prisby's son and 52,266 shares held in a trust for Mr. James Prisby's spouse.

(11) Includes 200,000 shares subject to stock options exercisable within 60 days of March 7, 2003, 56,000 shares held in the Recognition Plan allocated to Mr. Thomas Prisby, 11,609 shares allocated to him pursuant to the ESOP, 14,847 shares held in the Bank's 401(k) profit sharing plan, 35,150 shares held in a trust of which Mr. Thomas Prisby is the trustee and sole beneficiary, 7,310 shares in an individual retirement account, 27,269 shares held in a trust for Mr. Thomas Prisby's spouse, and 2,500 shares owned by a private charitable foundation established by Mr. Thomas Prisby in 2002 for which Mr. Thomas Prisby and his spouse are directors.

(12) Includes 110,000 shares subject to stock options which are exercisable within 60 days of March 7, 2003, 32,000 shares held in the Recognition Plan allocated to Mr. Stephens, 11,436 shares allocated to him pursuant to the ESOP, 23,677 shares held in the Bank's 401(k) profit sharing plan and 14,980 shares owned by Mr. Stephens' spouse and daughter.

(13) Includes 156,600 shares held by the Recognition Plan, which may be voted by the nine named directors and executive officers pending vesting and distribution, 34,654 shares allocated to executive officers pursuant to the ESOP, and 519,600 shares which may be acquired by directors and officers upon the exercise of stock options which are currently or shall first become exercisable within 60 days of March 7, 2003.

                    PROPOSAL TO ADOPT THE CFS BANCORP, INC.
                             2003 STOCK OPTION PLAN

GENERAL

     On January 27, 2003, the Board of Directors of the Company adopted, subject to shareholder approval, the CFS Bancorp, Inc. 2003 Stock Option Plan ("2003 Option Plan"). The 2003 Option Plan, which will become effective as of the date of the 2003 Annual Meeting of the stockholders, subject to approval by the shareholders, is designed to promote the interests of the Company and the Bank, by encouraging officers, employees and non-employee directors of the Company and the Bank (also referred to collectively as "Participants"), upon whose judgment, initiative and industry the Company is largely dependent for the successful conduct and growth of its business, to continue their association with the Company by providing additional incentive through ownership of the Company's Common Stock. The adoption of the 2003 Option Plan is considered to be in the best interest of the Company by the Board of Directors due to the small number of shares available for issuance under the broad-based 1998 Stock Option Plan previously approved by the shareholders. As of December 31, 2002, 278 individuals held an aggregate of 1,664,800 options, leaving only 29,815 options available for grant under the 1998 Stock Option Plan. The complete text of the 2003 Option Plan appears as Appendix B to this Proxy Statement. While the main features of the 2003 Option Plan are summarized below, such summary is in all respects subject to the complete text of the 2003 Option Plan set forth in Appendix B.

ELIGIBILITY FOR PARTICIPATION

     Options may be granted under the 2003 Option Plan to officers, employees and directors of the Company or the Bank, as selected by the Committee in its discretion. It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the 2003 Option Plan if the plan is adopted by the shareholders. Such determinations are subject to the discretion of the Committee.

GRANTS OF OPTIONS

     The 2003 Option Plan provides for the granting of either incentive stock options ("ISO's") (as defined and described in Section 422 of the Internal Revenue Code of 1986, as amended ("Code")) or stock options which do not qualify as incentive stock options ("NSO's"), or any combination of ISO's and NSO's. ISO's may be granted to employees and officers of the Company and its subsidiaries. NSO's may be granted to employees, officers and directors of the Company and its subsidiaries.

NUMBER OF SHARES SUBJECT TO THE 2003 OPTION PLAN

     If approved, 600,000 shares of the Company Common Stock will be reserved for issuance pursuant to the exercise of options granted under the 2003 Option Plan. This number is subject to adjustment for any future stock dividends, splits, combinations or other changes of shares as described in the 2003 Option Plan. No fractional shares will be issued under the 2003 Option Plan; rather fractional shares will be aggregated and then rounded to the next lower whole share. Shares covered by an option that are forfeited or remain unpurchased upon termination or expiration of the option may be made subject of further options.

ADMINISTRATION OF THE 2003 OPTION PLAN

     Authority to administer the 2003 Option Plan and to grant ISO's and NSO's under the 2003 Option Plan rests with the Compensation Committee ("Committee") of the Company's Board of Directors. The Committee is authorized to carry out the following under the 2003 Option Plan: (i) to determine the officers, employees and non-employee directors who will participate in the 2003 Option Plan; (ii) to determine whether the option will be an ISO or an NSO or a combination of the two; (iii) to determine the option period, the option price and, subject to the limitations of the 2003 Option Plan, the number of shares subject to each option; (iv) to determine the time or times at which options will be granted; (v) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (vi) to determine other conditions and limitations, if any, applicable to the exercise of each option; and (vii) to determine the nature and duration of the restrictions, if any, that will be imposed upon the sale or other disposition of shares acquired pursuant to any option granted under the 2003 Option Plan. In addition, the Committee will be authorized to construe and interpret the 2003 Option Plan and all option agreements under the 2003 Option Plan and to adopt any rule or procedure which it deems necessary or desirable for the proper and efficient administration of the 2003 Option Plan, provided that any rule or procedure is consistent with the terms of the 2003 Option Plan.

     The provisions of the 2003 Option Plan authorize the Company's Board of Directors to amend, modify, suspend or discontinue the 2003 Option Plan. However, an amendment or alteration must be approved by the shareholders to the extent it would increase the aggregate number of shares subject to options (except to the extent otherwise provided for stock dividends, splits, combinations, and other changes of shares as described in the 2003 Option Plan), or if shareholder approval is otherwise required by applicable law or the terms of a written agreement.

STOCK OPTION AGREEMENTS

     Each option will be evidenced by an option agreement that will specify the exercise price, the number of shares to which it relates, the option period, any conditions to exercise of the option and such other terms as the Committee determines in its sole discretion. The option agreement will also specify whether the option is intended to be an ISO or an NSO.

DURATION OF OPTIONS

     ISO's and NSO's under the 2003 Option Plan may be granted for a period of ten years commencing on the date of stockholder approval; provided, however, that the Committee may, in its sole discretion, extend the maximum term of an option after it has been granted. The 2003 Option Plan will expire on ten years after the date of approval, except as to outstanding options. Such options will remain in effect until they have been exercised or terminated or have expired.

TERMS AND TRANSFERABILITY OF OPTIONS

     The dates upon which options granted under the 2003 Option Plan are exercisable will be determined by the Committee and embodied in a stock option agreement between the Company and the Participant. However, in the event of a Change in Control (as defined) of the Company or upon the death, Disability (as defined), or Retirement (as defined) of a Participant, all outstanding options will be exercisable in full, without regard to any restrictions on the vesting of options contained in the stock option agreement.

     All rights to exercise an option granted under the 2003 Option Plan will terminate immediately upon the Participant's termination of employment for Cause (as defined) or voluntary termination without Good Reason (as defined) but not Retirement (as defined) with the Company or the Bank. If a Participant's employment terminates due to Disability, in the case of an ISO, his options will terminate one year after the termination of his employment due to Disability (but no later than the date the Options would expire pursuant to their terms). In the event of termination of service due to Retirement (as defined) or death, an ISO will remain fully exercisable until the expiration of the option period. In the event of termination of service for any reason other than death, Disability, Retirement, for Cause, or for Good Reason (as defined), an ISO will not be exercisable more than three months after the Participant's termination of service.

     If a Participant holding an NSO terminates service due to death, Disability (as defined) or Retirement (as defined), any unexpired and unexercised NSO's held by the Participant will thereafter be fully exercisable until the expiration of the option period. If a Participant holding an NSO terminates service involuntarily (but not due to death or Disability and not for Cause) or voluntarily for Good Reason (but not due to Retirement), any unvested NSO's will terminate, and any vested NSO's may be exercised until the earlier of the expiration of thirty days following termination of service or the date on which the option period expires.

OPTION EXERCISE PRICE

     Although the option exercise price will be determined by the Committee, the option price will not be less than 100% of the Fair Market Value (as defined) of the shares of the Company Common Stock to which the option relates as of the date on which the option is granted. The Fair Market Value of a share of the Company Common Stock as of March 7, 2003 was $13.56. However, as to any Participant who, at the time an ISO is granted, owns (within the meaning of Code
Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price per share of stock under each ISO will not be less than 110% of the Fair Market Value of the stock on the date on which the option is granted.

     In any calendar year, no Participant under the 2003 Option Plan may be granted ISO's to the extent that the aggregate exercise price (determined at the time the ISO is granted) of such ISO or part thereof, together with the aggregate exercise price of all other ISO's that are exercisable for the first time by the Participant, exceeds $100,000.

     Payment of the exercise price of the options granted under the 2003 Option Plan may be made in cash or check, or in the discretion of the Committee: (i) by delivering shares of CFS Bancorp Common Stock owned by the Participant for more than six months; or (ii) a combination of cash and the Company Common Stock; or
(iii) by the delivery of cash by a broker-dealer as a "Cashless Exercise" (as defined) or (iv) any combination of the foregoing.

FEDERAL INCOME TAX CONSEQUENCES

     Under current tax law, in the case of ISO's, no income is recognized by the Participant at the time of either grant or exercise of the ISO. Any gain realized by the Participant on the subsequent sale of the shares is treated as long-term capital gain for federal income tax purposes and no corresponding tax deduction is allowable to the Company, if: (i) the shares acquired pursuant to the option are held for a period of time that is both more than two years from the date the ISO was granted and more than one year from the date the ISO was exercised; and (ii) at all times from the date the ISO is granted and ending on the day three months before the ISO is exercised, the Participant was an employee of the Company or the Bank. A sale of the shares prior to such time(s) will, depending upon the time at which the sale occurs and the price for which the shares are sold, cause the Participant to recognize ordinary income and entitle the Company to a corresponding compensation expense deduction for federal income tax purposes.

     Under the current tax law, NSO's granted under the 2003 Option Plan would not be subject to federal income tax at the time the NSO is granted. Rather, any amount by which the stock's Fair Market Value on exercise exceeds the option exercise price constitutes ordinary income to the Participant at the time of exercise. The Fair Market Value of the shares at the time of exercise is the basis for determination of capital gain or loss upon any subsequent sale or other taxable disposition of the shares. Whenever a Participant recognizes income in connection with the exercise of an NSO, the Company recognizes a compensation expense deduction for federal income tax purposes in an equal amount.

     The 2003 Option Plan provides that an option may not be exercised if the exercise would result in compensation to a 2003 Option Plan Participant which is not deductible by the Company due to the application of Code Section 162(m).

VOTE BY STOCKHOLDERS

     The proposal requires for its adoption the affirmative vote of the majority of shares of CFS Bancorp present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Such vote will also satisfy the shareholder approval requirements of Code Sections 162(m) and 422 with respect to performance-based compensation and the grant of ISO's. Proxies received by the Company and not revoked prior to or at the Annual Meeting will, unless otherwise specifically indicated, be voted "FOR" this proposal to adoption of the 2003 Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2003 OPTION PLAN.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the fiscal year ending December 31, 2003 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Audit Committee has considered, in determining whether to appoint Ernst & Young LLP as the Company's auditors, whether the provision of services, other than auditing services, by Ernst & Young LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditor performed other tax and audit-related services for the Company in fiscal 2002. These other services included completing corporate tax returns and reviewing and advising the Company regarding its internal control and auditing programs for the Company. The Audit Committee believes that Ernst & Young LLP's performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

     The aggregate amount of fees billed by Ernst & Young LLP for its audit of the Company's annual financial statements for fiscal 2002 and for its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such year was $157,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     The Company did not engage or pay any fees to Ernst & Young LLP with respect to the provision of financial information systems design and implementation services during fiscal 2002.

ALL OTHER FEES

     Ernst & Young LLP billed $48,600 for its audit-related services, which consisted of reviewing and advising the Company regarding its internal control and internal audit programs ($25,600) and services related to the audit of the Company's benefit plans ($23,000). The aggregate of fees billed by Ernst & Young LLP for all other services rendered to the Company during fiscal 2002 was $60,000, all of which were paid in fiscal 2002. These services consisted primarily of preparing state and local income tax returns and other tax-related services.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

               STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2004, must be received at the principal executive offices of the Company, 707 Ridge Road, Munster, Indiana 46321, Attention: Monica F. Sullivan, Corporate Secretary, no later than November 28, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws. Any such proposal must also be received no later than November 28, 2003.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2002 REQUIRED TO BE FILED UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE COMPANY AT 707 RIDGE ROAD, MUNSTER, INDIANA 46321,
ATTENTION: MONICA SULLIVAN, CORPORATE SECRETARY. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

     A copy of the Annual Report on Form 10-K is also available via a link on The Company's website at www.cfsbancorp.com.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $5,500, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                          By Order of the Board of Directors

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary
March 28, 2003

                                                                      APPENDIX A

                               CFS BANCORP, INC.
                              AMENDED AND RESTATED
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee Charter ("Charter") governs the operations of the Audit Committee ("Committee") of the Board of Directors ("Board") of CFS Bancorp, Inc. ("Company") and its subsidiaries. At least annually, the Committee shall review and reassess this Charter to obtain approval of it by the Board.

INDEPENDENCE

     The Committee shall be members of, and appointed by, the Board and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act"), the rules and regulations of the Securities and Exchange Commission ("SEC"), and the stock exchange listing standards.

FINANCIAL EXPERTISE

     All Committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by the SEC.

PURPOSE

     The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors or counsel employed by the Committee.

RESPONSIBILITIES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     The Committee shall:

 1) Be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of a Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

 2) At least annually, obtain and review a report by the independent auditors describing:

     -  The firm's internal quality control issues.

     - Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding 5 years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     - All relationships between the independent auditor and the Company (to assess the auditor's independence).

 3) Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

 4) Discuss with the internal auditors and independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risk, and legal and ethical compliance programs.

 5) Meet as often as it deems advisable, but not less frequently than quarterly. The Committee shall periodically meet with management, the internal auditors, and the independent auditors in separate executive sessions to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with members of the Committee. The Committee shall review with the independent auditors any audit problems or difficulties and management's response.

 6) Receive regular reports from the independent auditors on the critical policies and practices of the Company and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

 7) Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

 8) Review and discuss earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies.

 9) Review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

10) Review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

11) Establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

12) Discuss with the Company's Corporate Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

13) Prepare its report to be included in the Company's annual proxy statement as required by SEC regulations.

14) Perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

Adopted 1/24/00
Amended 5/15/00
Amended 10/28/02

                                                                      APPENDIX B

                               CFS BANCORP, INC.
                             2003 STOCK OPTION PLAN

                                   SECTION 1

                              PURPOSE AND DURATION

     1.1. ADOPTION OF THE PLAN. CFS Bancorp, Inc., a Delaware corporation, hereby adopts the CFS Bancorp, Inc. 2003 Stock Option Plan, as set forth in this document. The Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options. This Plan and the grant of Options hereunder are expressly conditioned upon the Plan's approval by the shareholders of the Company.

     1.2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide an established plan to attract and retain persons of ability as key employees and directors and to motivate employees, key employees and directors to exert their best efforts on behalf of the Company and its Affiliates through the grant of Options to purchase Shares.

                                   SECTION 2

                                  DEFINITIONS

     For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context:

     2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder will include such section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

     2.2. "AFFILIATE" means any corporation or any other entity (including, but not limited to, partnerships, limited liability companies, joint ventures and Subsidiaries) controlling, controlled by or under common control with the Company.

     2.3. "BENEFICIARY" means the person or persons designated by a Participant to receive the benefits under the Plan, if any, which become payable as a result of the Participant's death.

     2.4. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company serving at the time that the Plan is approved by the shareholders of the Company or thereafter.

     2.5. "CASHLESS EXERCISE" means, if there is a public market for the Shares, the payment of the Exercise Price of Options, (a) through a "same day sale" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (b) through a "margin' commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

     2.6. "CAUSE" means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, "Cause" as defined in the Participant's employment agreement. If the Participant does not have an employment agreement, "Cause" means,

     (a) In the case of an Employee, any insubordination to, or disobedience of the directions of the Board of Directors or, in the case of a Participant who is not the Chief Executive Officer of the Company, any insubordination to, or disobedience of the directions of the Chief Executive Officer of the Company; or

     (b) The willful and continued failure of a Participant to perform his required duties as an Employee or Non-employee Director; or

     (c) Any conviction of, or the entering of any plea of guilty or nolo contendere by, the Participant for any felony; or

     (d) Any act of the Participant of dishonesty, fraud, theft, misappropriation or embezzlement; or

     (e) Any misappropriation, usurping or taking by the Participant of any corporate opportunity of the Company; or

     (f) Any medical diagnosis of the Participant of alcoholism or unlawful drug, chemical or substance abuse or addiction to the extent that such alcoholism, abuse or addiction adversely affects the ability of the Participant to perform his duties and responsibilities hereunder or adversely affects the Company or its business, operations or affairs, with the Participant hereby agreeing to make himself promptly available to a medical doctor selected by and paid for by the Company for such diagnosis and consenting to provide the results of such diagnosis to the Company promptly; or

     (g) Any material noncompliance by the Participant with any applicable employee handbooks, rules, policies or procedures of the Company in effect from time to time; or

     (h) Any breach by the Participant of any provision of his employment agreement, if any; or

     (i) Any breach of fiduciary duty involving personal profit; or

     (j) Incompetence or intentional failure to perform stated duties; or

     (k) Willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

     2.7. "CHANGE IN CONTROL" will have the meaning given to such term in
Section 9.2.

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder will include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future law, legislation, or regulation amending, supplementing, or superseding such Section or regulation.

     2.9. "COMMITTEE" means the Compensation Committee of the Board, or such other committee appointed by the Board pursuant to Section 3.1 to administer the Plan, serving on the date the Plan is approved by the shareholders of the Company or thereafter.

     2.10. "COMPANY" means CFS Bancorp, Inc., a Delaware corporation, and any successor thereto which assumes the obligations of such corporation under the Plan.

     2.11. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.12. "DISABILITY" means an illness or physical or mental disability or incapacity of the Participant to such an extent that the Participant cannot adequately perform his duties and responsibilities (as reasonably determined by the Company) for a period of at least ninety (90) consecutive days; provided, however, that any medical diagnosis of the Participant of alcoholism or drug, chemical or substance abuse or addiction will not be included in the definition of "Disability." A Disability must be evidenced by signed, written opinions of at least two (2) independent, qualified medical doctors selected by the Board of Directors and paid for by the Company.

     2.13. "EFFECTIVE DATE" means the date as of which both the Board of Directors and the shareholders of the Company had approved the Plan.

     2.14. "ELIGIBLE TRANSFEREES" will have the meaning given to such term in
Section 11.7.

     2.15. "EMPLOYEE" means an officer, key employee, or other employee of the Company or an Affiliate, whether the individual is employed on the date the Plan is approved by the shareholders of the Company or becomes employed subsequent to such approval.

     2.16. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

     2.17. "FAIR MARKET VALUE" means, on any given date, the closing sale price of Shares on the principal national securities exchange on which the Shares are listed, or, if the Shares were not traded on such date, on the last preceding day on which Shares were traded.

     2.18. "GOOD REASON" means "Good Reason" as defined in the Participant's employment agreement, if any. If the Participant does not have an employment agreement with the Company, this definition will have no effect.

     2.19. "GRANT DATE" means, with respect to any Option granted under the Plan, the date on which the Option was granted by the Committee, regardless if the Option Agreement to which the Option relates is executed subsequent to such date.

     2.20. "INCENTIVE STOCK OPTION" means an Option granted under the Plan to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422.

     2.21. "NASD DEALER" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

     2.22. "NON-EMPLOYEE DIRECTOR" means any individual who is a member of the Board of Directors of the Company or an Affiliate or the Board of Directors of Citizens Financial Services, FSB, including an Advisory Director or a Director Emeritus of those Boards, who is not an Employee.

     2.23. "NONQUALIFIED STOCK OPTION" means an Option granted under the Plan to purchase Shares which is not an Incentive Stock Option.

     2.24. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

     2.25. "OPTION AGREEMENT" means the written agreement which sets forth the terms and provisions applicable to each Option granted under the Plan.

     2.26. "OPTION PERIOD" means the period during which an Option will be exercisable in accordance with the applicable Option Agreement and Section 6.

     2.27. "PARTICIPANT" means an Employee or Non-employee Director to whom an Option has been granted.

     2.28. "PLAN" means the CFS Bancorp, Inc. 2003 Stock Option Plan, as set forth in this instrument and as amended from time to time.

     2.29. "RETIREMENT" means, in the case of an Employee, the date a Participant attains age sixty-five (65), or such other date as specified by the Committee in the Option Agreement, and in the case of a Non-employee Director, retirement from service on the Board or any successor thereto (including service as a Director Emeritus) after attaining the age of 65, or such other date as specified by the Committee in the Option Agreement.

     2.30. "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

     2.31. "SECTION 16 PERSON" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions which involve equity securities of the Company.

     2.32. "SHARES" means the whole shares of issued and outstanding regular voting common stock of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.5 or the stock of any successor to the Company which is so designated for the purposes of the Plan.

     2.33. "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Subsidiary includes any Subsidiary of the Company as of the Effective Date and each corporation that becomes a Subsidiary of the Company after the Effective Date.

     2.34. "TERMINATION OF SERVICE" means, with respect to an Employee, the occurrence of any act or event or any failure to act whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in a Participant ceasing, for whatever reason, to be an Employee, including, but not limited to, death, Disability, Retirement, termination by the Company or an Affiliate of the Participant's employment with the Company or an Affiliate (whether with or without Cause) and voluntary resignation or termination by the Participant of his or her employment with the Company or an Affiliate (whether with or without Good Reason). A Termination of Service also will occur with respect to an Employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate of the Company and the Participant will not immediately thereafter become an Employee of the Company or another Affiliate. For purposes of the Plan, transfers or changes of employment of a Participant between the Company and an Affiliate (or between Affiliates) will not be deemed a Termination of Service. Termination of Service means, with respect to a Non-employee Director, the failure to be re-elected to the Board of Directors of the Company or an Affiliate or other removal from that Board.

                                   SECTION 3

                                 ADMINISTRATION

     3.1. THE COMMITTEE. The Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three (3) Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors who both are (a) "non-employee directors" under Rule 16b-3, and (b) "outside directors" as described in Code Section 162(m)(3)(C)(ii). Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration, or lapse of any Option.

     3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to select Employees and Non-employee Directors who will participate in the Plan; determine the sizes and types of Options; determine the terms and conditions of Options in a manner consistent with the Plan; construe and interpret the Plan, all Option Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Option and applicable Option Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Option will be evidenced by a written Option Agreement between the Company and the Participant and will contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at 707 Ridge Road, Munster, Indiana 46321.

     3.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to grants to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Code Section 162(m) or Rule 16b-3.

     3.4. DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 will be final, conclusive and binding on all persons, including the Company and Participants. No such determinations will be subject to de novo review if challenged in court.

                                   SECTION 4

                           SHARES SUBJECT TO THE PLAN

     4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.5, the maximum number of Shares cumulatively available for issuance under the Plan will not exceed Six Hundred Thousand (600,000) Shares less the total number of Shares previously issued under the Plan. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine in its sole discretion.

     Shares covered by an Option that are forfeited or that remain unpurchased or undistributed upon termination or expiration of any such Option may be made the subject of further Options to the same or other Participants. If the exercise price of any Option is satisfied by tendering Shares (by either actual delivery or attestation), only the number of Shares actually issued, net of the Shares tendered, will be deemed issued for purposes of determining the number of Shares available for grants under the Plan.

     4.2. RELEASE OF SHARES. Subject to the limitations set forth in the Plan, the Committee will have full authority to determine the number of Shares available for Options, and in its sole discretion may include (without limitation) as available for distribution any Shares that have ceased to be subject to an Option; any Shares subject to an Option that have been forfeited; any Shares under an Option that otherwise terminates without the issuance of Shares being made to a Participant; any Shares received by the Company in connection with the exercise of an Option, including the satisfaction of any tax liability or tax withholding obligation; or any Shares repurchased by the Company in the open market or otherwise, having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the exercise of Options granted hereunder. Any Shares that are available immediately prior to the termination of the Plan, or any Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

     4.3. RESTRICTIONS ON SHARES. Shares issued on the exercise of an Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its sole discretion may determine or provide in the Option Agreement. The Company will not be required to issue or deliver any certificates for Shares, cash or other property prior to
(a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), and (b) the completion of any registration or qualification of such shares under federal, state, local or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Participant, and each other person who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence, or other information, and that he will promptly sign any document reasonably related to the administration of the Plan requested by the Committee. No fractional Shares will be issued under the Plan; rather, fractional shares will be aggregated and then rounded to the next lower whole Share.

     4.4. SHAREHOLDER RIGHTS. No person will have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Option until, after proper exercise or vesting of the Option or other action as may be required by the Committee in its sole discretion, such Shares will have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Option or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment will be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company's official shareholder records (or the records of its transfer agents or registrars), except as provided herein or in an Option Agreement.

     4.5. CHANGES IN STOCK.

         4.5.1. SUBSTITUTION OF STOCK AND ASSUMPTION OF PLAN. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations, or reclassifications or any acquisition, merger, consolidation, share exchange, tender offer, or other combination involving the Company that does not constitute a Change in Control but that results in the acquisition of a Subsidiary by the Company, or in the event that other stock will be substituted for the Shares as the result of any merger, consolidation, share exchange, or reorganization or any similar transaction which constitutes a Change in Control of the Company, the Committee will correspondingly adjust (a) the number, kind, and class of Shares which may be delivered under the Plan, (b) the number, kind, class, and price of Shares subject to outstanding Options (except for mergers or other combinations in which the Company is the surviving entity), and (c) the numerical limits of Sections 4.1 and 6.1 all in such manner as the Committee in its sole discretion determines to be advisable or appropriate to prevent the dilution or diminution of such Options; provided, however, in no event will the One Hundred Thousand Dollars ($100,000) limit on ISOs contained in Section 6.1 be affected by an adjustment under this Section
     4.5.1. The Committee's determination in this respect will be final and conclusive.

         4.5.2. CONVERSION OF SHARES. In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of stock which will be subject to the Plan and to each outstanding Option will, automatically by virtue of such Change in Control, be converted into and replaced by securities of the Successor having full voting, dividend, distribution, preference, and liquidation rights, and the number of shares subject to an Option, the calculation of an Option's value, and the purchase price per share upon exercise of the Option will be correspondingly adjusted so that, by virtue of such Change in Control of the Company, each Participant will have the right to purchase (a) that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of such Change in Control of the Company, of the Shares of the Company theretofore subject to each Option, and (b) for a purchase price per share which, when multiplied by the number of shares of stock of the Successor subject to each Option, will equal the aggregate exercise price at which the Participant could have acquired all of the Shares of the Company previously optioned to the Participant.

                                   SECTION 5

                                  ELIGIBILITY

     5.1. ELIGIBILITY. Except as herein provided, the individuals who will be eligible to participate in the Plan and be granted Options will be those individuals who are Employees or Non-employee Directors. The Committee may, from time to time and in its sole discretion, select Employees and Non-employee Directors to be granted Options and will determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Option, the Committee may give consideration to the functions and responsibilities of the Employee's or Non-employee Director's contributions to the Company or its Affiliates, the value of the Employee's or Non-employee Director's services (past, present, and future) to the Company or its Affiliates, and such other factors deemed relevant by the Committee in its sole discretion. Committee members will not be eligible to participate in the Plan while serving as Committee members. An Employee or Non-employee Director will become a Participant in the Plan as of the date specified by the Committee. A Participant can be removed as an active Participant by the Committee effective as of any date.

     5.2. NO CONTRACT OF EMPLOYMENT. Neither the Plan nor any Option Agreement executed under the Plan will constitute a contract of employment between a Participant and the Company or an Affiliate, and participation in the Plan will not give a Participant the right to be rehired by or retained in the employment of the Company or an Affiliate.

                                   SECTION 6

                                 STOCK OPTIONS

     6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Options to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, may determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options or any combination thereof; provided, however, Participants who are Non-employee Directors may be granted only Nonqualified Stock Options. Subject to the terms and provisions of the Plan, the Committee, in its sole discretion, will determine the number of Shares subject to each Option; provided, however, that no Participant may be granted Incentive Stock Options under the Plan which would result in Shares with an aggregate Fair Market Value (measured on the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year.

     6.2. OPTION AGREEMENT. Each Option will be evidenced by an Option Agreement that will specify the Exercise Price, the number of Shares to which the Option relates, the Option Period, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its sole discretion, determines. The Option Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. All grants of Options intended to constitute Incentive Stock Options will be made in accordance, and all Option Agreements pursuant to which Incentive Stock Options are granted will comply, with the requirements of Code Section 422.

     6.3. EXERCISE PRICE. Subject to the provisions of this Section 6.3, the Exercise Price for each Option will be determined by the Committee in its sole discretion.

         6.3.1. NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the per Share Exercise Price will not be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Nonqualified Stock Option relates, determined as of the Grant Date.

         6.3.2. INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Exercise Price will not be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Incentive Stock Option relates determined as of the Grant Date; provided, however, that if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise

     Price will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares to which the Incentive Stock Option relates determined as of the Grant Date.

         6.3.3. SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections
     6.3.1 and 6.3.2, in the event the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a), may determine that such substitute Options will have an exercise price of less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Options relate determined as of the applicable Grant Dates. In carrying out the provisions of this Section 6.3.3, the Committee will apply the principles contained in Section 4.5.

     6.4. DURATION OF OPTIONS. Subject to the terms and provisions of Sections 7 and 9, the Option Period with respect to each Option will commence and expire at such times as the Committee provides in the Option Agreement, provided that:

     (a) Incentive and Nonqualified Stock Options will not be exercisable later than the tenth anniversary of their respective Grant Dates;

     (b) Incentive Stock Options granted to an Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of Shares of the Company, taking into account the attribution rules of Code Section 422(d), will not be exercisable later than the fifth anniversary of their Grant Date(s); and

     (c) Subject to the limits of this Section 6, the Committee may, in its sole discretion, after an Option is granted, extend the maximum term of the Option.

     6.5. EXERCISABILITY OF OPTIONS. Subject to the provisions of Section 9 and this Section 6, all Options granted under the Plan will be exercisable at such times, under such terms and subject to such restrictions and conditions as the Committee determines in its sole discretion and specifies in the Option Agreements to which such Options relate. Notwithstanding the preceding sentence, an Option may not be exercised in whole or in part if the exercise would result in compensation to the Participant which is not deductible by the Company due to the application of Code Section 162(m). After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     6.6. METHOD OF EXERCISE. Subject to the provisions of this Section 6 and the applicable Option Agreement, a Participant may exercise an Option, in whole or in part, at any time during the Option Period to which the Option relates by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Option Agreement, payment in full or in part may also be made by:

     (a) Delivering Shares already owned by the Participant for more than six
         (6) months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

     (b) The delivery of cash by a broker-dealer as a Cashless Exercise;

     (c) The certification of ownership of Shares owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Committee; or

     (d) Any combination of the foregoing.

     No Shares will be issued until full payment therefore has been made. A Participant will have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the

Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

     6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the restrictions imposed by Section 11.7, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

     6.8. TERMINATION BY REASON OF DEATH, DISABILITY, OR RETIREMENT. Unless otherwise provided in the Option Agreement, as determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service due to death, Disability or Retirement, any unexpired and unexercised Options held by the Participant will thereafter be fully exercisable until the expiration of the Option Period.

     6.9. OTHER TERMINATION. Unless otherwise provided in the Option Agreement, as determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service that is involuntary on the part of the Participant (but is not due to death or Disability or is not with Cause) or is voluntary on the part of the Participant for Good Reason (but is not due to Retirement), any Options held by the Participant will terminate, except that such Options, to the extent then exercisable at the time of such Termination of Service, may be exercised until the expiration of the shorter of the following two (2) periods:
(a) the thirty (30) consecutive day period commencing on the date of such Termination of Service, or (b) the date on which the Option Period expires. If a Participant incurs a Termination of Service which is for Cause, or the Participant voluntarily terminates without Good Reason, all of his Options will terminate immediately as of the date of such Termination of Service.

     6.10. SPECIAL PROVISION FOR INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan to the contrary, an Incentive Stock Option will not be exercisable (a) more than three (3) months after the Participant's Termination of Service for any reason other than Disability, or (b) more than one (1) year after the Participant's Termination of Service by reason of Disability.

                                   SECTION 7

                      AMENDMENT, TERMINATION, AND DURATION

     7.1. AMENDMENT, SUSPENSION, OR TERMINATION. The Board of Directors of the Company may supplement, amend, alter or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the rights of a Participant under an Option that has been granted, without the Participant's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section 7.1, the Board of Directors of the Company, in its sole discretion at any time and from time to time, may supplement, amend, alter or discontinue the Plan without the approval of the Company's shareholders (a) to the extent such approval is not required by applicable law or listing standards or the terms of a written agreement, and (b) so long as any such amendment or alteration does not increase the number of Shares subject to the Plan (other than pursuant to Section 4.5) or increase the maximum number of Options the Committee may grant to an individual Participant under the Plan. The Committee may supplement, amend, alter or discontinue the terms of any Option theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section 7.1, and further subject to any approval or limitations the Board may impose.

     7.2. DURATION OF THE PLAN AND SHAREHOLDER APPROVAL. The Plan is effective on the Effective Date and, subject to Section 7.1 (regarding the Board's right to supplement, amend, alter, or discontinue the Plan), will remain in effect thereafter; provided, however, that the provisions of the Plan are contingent upon the Plan being approved by the shareholders of the Company within twelve
(12) months from the date of the adoption of the Plan by the Company's Board of Directors; and provided further, however, that no Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date.

                                   SECTION 8

                                TAX WITHHOLDING

     8.1. WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Option, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Federal, state and local income and employment taxes required to be withheld with respect to the payment or exercise of such Option.

     8.2. WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by
(a) electing to have the Company withhold otherwise deliverable Shares (except in the case of exercises of Incentive Stock Options) or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld; provided, however, that any shares delivered to the Company satisfy the ownership requirements specified in Section 6.6(a). The amount of the withholding requirement will be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Option on the date that the amount of income tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

                                   SECTION 9

                               CHANGE IN CONTROL

     9.1. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control of the Company, all Options granted under the Plan that are outstanding and that are not then exercisable will, unless otherwise provided for in the Option Agreements applicable thereto, become immediately exercisable, as of the first date the Change in Control has been deemed to have occurred.

     9.2. DEFINITION. For purposes of Section 9.1, a "Change in Control" means the occurrence of any of the following: (i) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the 1934 Act, or any successor thereto, whether or not any class of securities of the Company is registered under the 1934 Act;
(ii) any "person" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities except for any securities purchased by the Company or the Bank; or (iii) during any period of thirty-six consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     For purposes of the definition of "Change in Control," a Person or group of Persons does not include the CFS Bancorp, Inc. Employee Stock Ownership Plan Trust which forms a part of the CFS Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"), or any other employee benefit plan, Subsidiary or Affiliate of the Company, and the outstanding shares of common stock of the Company, on a fully diluted basis, include all shares owned by the ESOP, whether allocated or unallocated to the accounts of participants, thereunder.

     For purposes of the definition of "Change in Control," the term "Person" means any natural person, proprietorship, partnership, corporation, limited liability company, organization, firm, business, joint venture, association, trust or other entity and any government agency, body or authority.

                                   SECTION 10

                               LEGAL CONSTRUCTION

     10.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also will include the feminine, the plural will include the singular, and the singular will include the plural.

     10.2. SEVERABILITY. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included herein.

     10.3. REQUIREMENTS OF LAW. The grant of Options and the issuance of Shares will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

     10.4. GOVERNING LAW. Except to the extent preempted by the Federal laws of the United States of America, the Plan and all Option Agreements will be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Delaware or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Delaware.

     10.5. HEADINGS. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction.

     10.6. MISTAKE OF FACT. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Option or Option Agreement.

     10.7. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 11

                                 MISCELLANEOUS

     11.1. NO EFFECT ON EMPLOYMENT OR SERVICE. Neither the Plan nor the grant of any Options or the execution of any Option Agreement will confer on any Participant any right to continued employment by the Company or will interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without Cause. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by a written employment agreement, if any, between the Participant and the Company or an Affiliate, as the case may be. If there is any conflict between the provisions of the Plan and an employment agreement between a Participant and the Company, the provisions of this Plan will control, including, but not limited to, the vesting and nonforfeiture of any Options.

     11.2. NO COMPANY OBLIGATION. Unless required by applicable law, the Company, an Affiliate, the Board of Directors and the Committee will not have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Option, and such holder will have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise, or distribution of an Option. In addition, the Company, an Affiliate, the Board of Directors, the Committee, and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Participant with respect to, without limitation, any Option, any exercise of an Option or any tax consequences relating to an Option.

     11.3. PARTICIPATION. No Employee or Non-employee Director will have the right to be selected to receive an Option or, having been selected, to be selected to receive a future Option. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     11.4. LIABILITY; INDEMNIFICATION; AND RELEASE. No member of the Board, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision, or determination made in good faith in connection with the Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers, and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Options and the exercise thereof. Each person who is or has been a member of the Committee or the Board will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan or any Option Agreement, and (b) any and all amounts paid by him in settlement thereof, with the Company's prior written approval or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     11.5. SUCCESSORS. All obligations of the Company under the Plan, with respect to Options granted hereunder, will be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company.

     11.6. BENEFICIARY DESIGNATIONS. Any Participant may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any vested but unpaid Option will be paid in the event of the Participant's death. Each such designation will revoke all prior designations by the Participant and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death will be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Option Agreement, any unexercised vested Option may be exercised by the administrator or executor of the Participant's estate.

     11.7. NONTRANSFERABILITY OF OPTIONS. Except as provided in Sections 11.7.1 and 11.7.2, no Option can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Option will be subject to execution, attachment or similar process. Any attempted or purported transfer of an Option in contravention of the Plan or an Option Agreement will be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Option granted to a Participant will be exercisable during his lifetime only by the Participant.

         11.7.1. LIMITED TRANSFERS OF NONQUALIFIED STOCK OPTIONS. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to (a) the Participant's spouse, any children or lineal descendants of the Participant or the Participant's spouse or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or (c) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, that, in the event the Committee permits the transferability of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options will not be transferable pursuant to this Section 11.7.

         11.7.2. EXERCISE BY ELIGIBLE TRANSFEREES. In the event the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Section 11.7.1, the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his death, the Participant's estate, will remain liable for all federal, state, local and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

     11.8. NO RIGHTS AS SHAREHOLDER. No Participant (or any Beneficiary) will have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Option (or the exercise thereof), unless and until certificates representing such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).

     11.9. MITIGATION OF EXCISE TAX. Subject to any other agreement providing for the Company's indemnification of the tax liability described herein, if any payment or right accruing to a Participant under the Plan (without the application of this Section 11.9), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment', as defined in Code Section 280G and regulations thereunder, such payment or right will be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under the Plan is to apply will be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant will cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

     11.10. FUNDING. Shares to be distributed under the Plan will be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Affiliates will be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. The Company or any of its Affiliates may, however, in its sole discretion, set funds aside in investments to meet any anticipated obligations under the Plan. Any such action or set-aside will not be deemed to create a trust of any kind between the Company or any of its Affiliates and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

     11.11. USE OF PROCEEDS. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.


                                                         CFS BANCORP, INC.
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                          [                                                                              ]


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CFS BANCORP, INC. PURSUANT TO ITS BYLAWS FOR USE ONLY AT THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, APRIL 29, 2003 AND AT ANY ADJOURNMENT THEREOF.

                                                                                                             For   Against  Abstain
1. Election of Directors for three                                   2. PROPOSAL to adopt the 2003 Stock     [ ]     [ ]     [ ]
   year terms expiring in 2006 and      For    Withhold    For All      Option Plan
   until their successors are           All      All        Except
   elected and qualified.               [ ]      [ ]         [ ]     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
   Nominees: Gene Diamond, James W.                                  ADOPTION OF THE 2003 STOCK OPTION PLAN.
             Prisby and Charles R. Webb
   INSTRUCTIONS: To withhold authority                               3. PROPOSAL to ratify the appointment
   to vote for one or more of the                                       of Ernst & Young LLP as Independent   For   Against  Abstain
   nominees, mark "For All Except"                                      auditors of the Company for the year  [ ]     [ ]     [ ]
   and write the name of such nominee(s)                                ending December 31, 2003.
   in the space provided below.
                                                                     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
                                                                     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
   _______________________________________                           INDEPENDENT AUDITORS OF THE COMPANY.
   THE BOARD OF DIRECTORS RECOMMENDS THAT
   YOU VOTE FOR THE ELECTION OF THE                                  The proxies are directed to vote as specified, with
   NOMINEES LISTED ABOVE.                                            discretionary authority upon such other matters as
                                                                     may properly come before the Annual Meeting.

                                                                     The undersigned hereby acknowledges receipt of the
                                                                     Notice of the Annual Meeting of Stockholders of CFS
                                                                     Bancorp, Inc. called for April 29, 2003, the accompanying
                                                                     Proxy Statement, and the accompanying Annual Report prior
                                                                     to the signing of this Proxy.

                                                                                             Dated:_______________________ ,2003

                                                                     Signature(s) _____________________________________________

                                                                     __________________________________________________________
                                                                     Please sign this Proxy exactly as your name appears on your stock certificate. when shares of the Company are held by
                                                                     joint tenants, both tenants should sign. When signing this
                                                                     Proxy as attorney, executor, administrator, trustee, or
                                                                     guardian, please give the full title of such. If the shares are owned by a corporation, please sign the Proxy in full
                                                                     corporate name, by the President or other authorized officer.
                                                                     if a partnership or other entity owns the shares, please have an authorized person sign on behalf of the partnership or
                                                                     other entity.






------------------------------------------------------------------------------------------------------------------------------------
                                                 /\    FOLD AND DETACH HERE       /\


                                                      YOUR VOTE IS IMPORTANT.

                                     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.





6514--CFS BANCORP, INC.

REVOCABLE                      CFS BANCORP, INC.                       REVOCABLE
PROXY                                                                      PROXY


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CFS BANCORP,
   INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29,
                      2003 AND AT ANY ADJOURNMENT THEREOF.


The signatory of this Proxy hereby appoints the Board of Directors of CFS Bancorp, Inc. ("Company") or any successors thereto, as proxies, with full power of substitution, to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on March 7, 2003 at the Annual Meeting of Stockholders to be held at the Center for Visual and Performing Arts, located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 29, 2003 at 10:00 a.m. Central Time and any adjournment thereof.

This Proxy will be voted as directed, but if the proxy card is returned and properly signed and no instructions are specified, this Proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR the proposal to adopt the 2003 stock Option Plan, FOR ratification of the Company's independent auditors and otherwise at the discretion of the proxy holders. If you do not return this card, your shares will not be voted.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)




-------------------------------------------------------------------------------








6514--CFS BANCORP, INC.

                       [LETTERHEAD OF CFS BANCORP, INC.]


                                                                  March 28, 2003





To: Participants in the Citizens Financial Services, FSB Employee Benefit Plans

          As described in the attached materials, your voting instructions as a stockholder of CFS Bancorp, Inc. (the "Company") are being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on April 29, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account(s) as a participant in the Company's employee benefit plans (the "Employee Benefit Plans") will be voted.

          Enclosed with this letter is a copy of the Company's latest Annual Report, a Proxy Statement describing the matters to be voted upon, voting instruction ballot(s), that will permit you to vote the shares allocated to your account(s), and a return envelope. You will receive separate instruction ballots for each Employee Benefit Plan in which you participate. After you have reviewed the Annual Report and Proxy Statement, we urge you to vote your shares held pursuant to the plan(s) by marking, dating, signing and returning the enclosed voting instruction ballot(s) to the Tabulator in the accompanying envelope by April 23, 2003. Please return a ballot for each plan in which you participate. Your vote will be kept confidential.

          We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account(s) pursuant to the Employee Benefit Plans will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

          Please note that the enclosed material relates only to those shares which have been allocated to your account under the Company's Employee Benefit Plans. You may receive other voting material for shares otherwise owned by you individually and not under the Employee Benefit Plans.

                                        Best regards,


                                        /s/ TOM PRISBY

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                             CFS BANCORP, INC. ESOP

Participant: [Name]
             [SSNo]

Number of Shares: [Shares]


The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. (the "Company") that were allocated to my account pursuant to the ESOP as of March 7, 2003 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 29, 2003 and at any adjournment thereof.

--------------------------------------------------------------------------------
1.   Election of Directors

              [ ]   FOR ALL                      [ ]   FOR ALL EXCEPT

Nominees for three year terms expiring in 2006 or until their successors are elected and qualified:

              Gene Diamond       James W. Prisby        Charles R. Webb

INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, mark "For All Except" and write the name of such nominee(s) in the space provided below.

        ----------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.


2.   PROPOSAL to adopt the 2003 Stock Option Plan.

              [ ]   FOR          [ ]   AGAINST          [ ]   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2003 STOCK OPTION PLAN.


3. PROPOSAL to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2003.

              [ ]   FOR          [ ]   AGAINST          [ ]   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE ADOPTION OF THE 2003 STOCK OPTION PLAN, AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

________________________________________        Dated _____________, 2003
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                        CITIZENS FINANCIAL SERVICES, FSB
             EMPLOYEES' SAVINGS & PROFIT SHARING PLAN (401(k) PLAN)

Participant: [Name]
             [SSNo]

Number of Shares: [Shares]

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (401(k) Plan) of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. (the "Company") that were allocated to my account pursuant to the 401(k) Plan as of March 7, 2003 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 29, 2003 and at any adjournment thereof.

--------------------------------------------------------------------------------
1.   Election of Directors

              [ ]   FOR ALL                      [ ]   FOR ALL EXCEPT

Nominees for three year terms expiring in 2006 or until their successors are elected and qualified:

              Gene Diamond       James W. Prisby         Charles R. Webb

INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, mark "For All Except" and write the name of such nominee(s) in the space provided below.

        ----------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.


2.   PROPOSAL to adopt the 2003 Stock Option Plan.

              [ ]   FOR          [ ]   AGAINST          [ ]   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2003 STOCK OPTION PLAN.


3. PROPOSAL to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2003.

              [ ]   FOR          [ ]   AGAINST          [ ]   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE ADOPTION OF THE 2003 STOCK OPTION PLAN, AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

________________________________________        Dated _____________, 2003
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                       1998 RECOGNITION AND RETENTION PLAN


Participant: [Name]
             [SSNo]

Number of Shares: [Shares]


The undersigned hereby instructs the Trustees of the 1998 Recognition and Retention Plan ("RRP") of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. (the "Company") that were allocated to my account pursuant to the RRP as of March 7, 2003 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 29, 2003 and at any adjournment thereof.

--------------------------------------------------------------------------------
1.   Election of Directors

              [ ]   FOR ALL                      [ ]   FOR ALL EXCEPT

Nominees for three year terms expiring in 2006 or until their successors are elected and qualified:

              Gene Diamond       James W. Prisby        Charles R. Webb

INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, mark "For All Except" and write the name of such nominee(s) in the space provided below.

        ----------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.


2.   PROPOSAL to adopt the 2003 Stock Option Plan.

              [ ]   FOR          [ ]   AGAINST          [ ]   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2003 STOCK OPTION PLAN.


3. PROPOSAL to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2003.

              [ ]   FOR          [ ]   AGAINST          [ ]   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE ADOPTION OF THE 2003 STOCK OPTION PLAN, AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

________________________________________        Dated _____________, 2003
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.